[Draft - 09/12/08]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On September 10, 2008, Tyco International Ltd.’s (the “Company”) Board of Directors unanimously approved an amendment to the Company’s 2004 Stock and Incentive Plan (the “Plan”).  The amendment clarifies that the vesting of equity awards granted under the Plan is not accelerated upon a change of control (as defined under the Plan) of the Company unless the grantee of the award is involuntarily terminated within the period beginning 60 days prior to the change of control and ending two years following the change of control.  The Plan as amended is set forth in Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Tyco International Ltd. 2004 Stock and Incentive Plan (amended and restated as of September 10, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins
John S. Jenkins
Vice President and Corporate Secretary

Date: September 16, 2008